SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2002

SOBIESKI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25518 (Commission File Number)	35-1942803 (IRS Employer Identification No.)
2930 W. Cleveland Road, South Bend, Indiana (Address of principal executive offices)	46628 (Zip Code)

Registrant's telephone number, including area code (574) 271-8300

N/A (Former name or former address, if changed since last report)
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Item 5.   Other Events

              On October 21, 2002, Sobieski Bancorp, Inc. (the "Company"), parent company of Sobieski Bank (the "Bank"), issued the press release attached hereto as Exhibit 99, announcing the Company's earnings for the quarter ended September 30, 2002 and the imposition of a moratorium on granting new commercial loans as a result of a directive from the Office of Thrift Supervision, the Bank's primary federal regulator.

Forward-Looking Statements

          When used in this Form 8-K and in the Company's other filings with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe", "will likely result", "expects," "are expected to", "will continue", "is anticipated", "estimate", "project", "plans", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

          Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (2) changes in management's estimate of the adequacy of the allowance for loan losses and requirements by the Office of Thrift Supervision that additional provisions for loan losses be made, including possible additional provisions for loan losses necessitated by the unauthorized and fraudulent loans made by a former employee of the Bank; (3) the restrictions imposed by the Office of Thrift Supervision on the Company's commercial lending activities and the possibility that additional restrictions will be imposed on these and/or other activities; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and the Company's net interest margin; (6) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (7) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (8) the Company's ability to access cost-effective funding; (9) changes in financial markets and general economic conditions; (10) new legislation or regulatory changes; and (11) changes in accounting principles, policies or guidelines.

          The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 7.   Financial Statements and Exhibits

          (c)       Exhibits

                       99      Press release dated October 21, 2002

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBIESKI BANCORP, INC.
Date:	October 22, 2002	/s/ Thomas F. Gruber Thomas F. Gruber, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated October 21, 2002